UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2023

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On September 6, 2023, the Company held its Annual Meeting of Shareholders for fiscal 2023 (“2023 Annual Meeting”). Of the 45,703,283 shares of the Company's common stock outstanding and entitled to vote at the 2023 Annual Meeting, 38,004,415 shares, or 83.2 percent, which constituted a quorum, were represented at the 2023 Annual Meeting.
(b) The results of the votes on the proposals at the 2023 Annual Meeting were as follows
Proposal 1. Election of Directors. The following individuals were elected as directors by the following vote, Mr. Bultena and Ms. Griffiths to serve a three-year term that expires on the date of the Annual Meeting of Shareholders in 2026 or until his or her successor is duly elected and Mr. Atkins to serve a two-year term that expires on the date of the Annual Meeting of Shareholders in 2025 or until his successor is duly elected:

	Number of Shares Voted
Director Nominee	For	Withheld	Broker Non-Votes
Lance D. Bultena	26,232,220	2,531,455	9,240,741
Dr. José-Marie Griffiths	27,835,664	928,011	9,240,741
Howard I. Atkins	28,070,526	693,149	9,240,741

Proposal 2. Advisory (non-binding) approval of the Company's executive compensation. The shareholders approved the compensation of the Company's executive officers as described in its proxy statement for the 2023 Annual Meeting by the following advisory vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
26,190,632	1,447,699	1,125,344	9,240,741

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for fiscal 2024 was ratified by the following vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
37,712,602	224,000	67,813	—

Proposal 4. Advisory (non-binding) ratification of amendments to Company's bylaws. The shareholders approved the ratification of the Company's bylaws as described in its proxy statement for the 2023 Annual Meeting by the following advisory vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
27,083,257	1,510,065	170,352	9,240,741

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits. The exhibits identified in the attached Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: September 8, 2023

EXHIBIT INDEX

Exhibit No.	Description
104	Cover page Interactive Data File (embedded within the Inline XBRL document)